INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES
INCOME TAXES

9. INCOME TAXES

The Company has incurred net losses since inception. As of December 31, 2023, the Company had cumulative federal net operating loss carryforwards of approximately $27,559,000 which are available to be carried forward indefinitely and federal net operating loss carryforwards of approximately $62,985,000 which at the latter date may be carried forward for tax years ending through December 31, 2038. As of December 31, 2023, the Company had cumulative state net operating loss carryforward of approximately $5,900,000 which will begin expiring in 2031 if not utilized prior to then. Utilization of NOL carryforwards may be limited under various sections of the Internal Revenue Code depending on the nature of the Company’s operations. The Company’s income tax returns are subject to examination by the Internal Revenue Service and applicable state taxing authorities, generally for a period of three years from the date of filing.

Deferred taxes comprise the following as of December 31, 2023 and 2022:

	2023	2022

Net Operating Losses	$19,676,000	$14,849,000
Intangible assets	926,000	74,000
Stock-based compensation-nonqualified	433,000	418,000
Property and equipment	(12,000)	(140,000)
Allowance for bad debts	25,000	-
Forward purchase agreement	562,000	-
Organizational costs	224,000	195,000
ROU lease liability	289,000	-
Net Deferred Tax Asset	22,123,000	15,396,000

ROU lease asset	(273,000)	-
Total Deferred Tax Liability	(273,000)	-

Valuation Allowance	$(21,850,000)	$(15,396,000)

Reconciliation of the effective income tax rate to the federal statutory rate:
Federal Income Tax Rate	21%	21%
Permanent Differences	(3)%	(2)
State Taxes, net	0%	3
Cumulative adjustments	23%
Change in valuation allowance including the effect of the rate change	(41)%	(22)%
Effective income tax rate	0%	0%